YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Bill Zollars Chairman, President & CEO JPMorgan Aviation & Transportation Conference Bill Zollars Chairman, President & CEO JPMorgan Aviation & Transportation Conference March 11, 2009 Exhibit 99.1

YRC Worldwide

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

2 Overview Overview YRC Worldwide is a $9 billion provider of global transportation services, transportation management solutions, and logistics management with nearly 53,000 employees worldwide.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Operating Environment Update
Operating Environment Update
• Economy remains very weak
No significant signs of near-term improvement
• Volume declines have accelerated across our business units
Primarily a function of the economy and its impact on our customers
Business mix improvements also accelerated volume declines, though it has resulted in better yield
• Yield trends at National have improved from the later part of 2008
Slightly positive year-over-year in January and February
Top customer bids have been completed and YRC remains a primary carrier
• Expect 1Q results to remain disappointing though we anticipate significant improvement in 2Q due to integration and other internal initiatives

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Internal Initiatives
Internal Initiatives
• Integration of Yellow Transportation and Roadway, now YRC
Largest, most comprehensive service offering in the industry
$200 million run-rate operating income improvement by early in the fourth quarter
• Union and nonunion compensation reductions
$220 - $250 million annual cost savings from union wage reductions
$75 - $85 million annual cost savings from nonunion compensation reductions
• Further enhancements to Regional networks to reduce cost and improve service
• Further consolidation of back-office functions
• Balance sheet and liquidity initiatives
• Our actions should result in more than $500 million of incremental operating income going into 2010
This is entirely from our internal initiatives and does not assume any economic recovery

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

YRC Integration
YRC Integration
• Yellow and Roadway were
fully integrated on March 1
• One national network with
nearly 450 service centers
throughout the US, Canada
and Mexico
• One workforce of around
35,000
• One sales force with over
800 professionals
• One integrated technology
platform

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Integration Targets
Integration Targets
•
YRC has more operations than either Yellow or Roadway had individually yet over 250 fewer than at the original acquisition date.
•
We will continue to further optimize the network and eventually expect around 400 operations.
•
Annual cost base of YRC is around $6 billion; $200 million benefit is a conservative 3%.
1Q09 2Q09 3Q09 4Q09
$10
$75
$175
$200
Annual Run Rate Benefit
(in millions)
12/31/2003 12/31/2008 3/1/2009 12/31/2009
Number of National
Operations*
704
551
~450
~430
*represents the number of distinct operations; does not equal physical locations

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Integration Details
Integration Details
1.2 billion 1.3 billion Annual linehaul miles:
53,000 62,500 Trailers:
14,000 16,700 Trucks:
34,000 37,000 Employees:
430 521 Facilities:
12/31/09
Expected*
12/31/08
Actual
•
Significant reductions occurred around the March 1 cutover, including nearly
2,000 employees and 70 facilities.
•
Additional reductions are expected to occur through the second and third quarters of 2009.
*Based on integration; does not consider changes in business volumes.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Integration Dashboard
Integration Dashboard
Weather Impact on Network Stability
Volume of Customer Calls
Visibility on Transition Shipments
(Yellow -> YRC)
Productivities – Linehaul/P&D
Physical Asset Movement
Labor Relations
Technology Conversion
•
Overall the integration is going as expected with significant progress each day.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Employee Retention
Employee Retention
• Concerns have been raised
about employee morale based
on questionable sources
• These charts show recent,
statistically valid employee data
• As a reminder, our union
employees overwhelmingly
voted for the wage reduction
(77% margin)
2.2%
1.9%
1.8%
1.6%
1.2%
1Q08 2Q08 3Q08 4Q08 QTD1Q09
Voluntary Turnover*
Anonymous nonunion employee survey conducted February 17, 2009
Compensation
reductions
implemented
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Understands results
Understands direction
Understands job impact
CEO improving
company
More optimistic than
last yr.
Agree
Neutral
Disagree
*Nonunion base of
about 10,000

Tim Wicks Executive Vice President & CFO Tim Wicks Executive Vice President & CFO

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Liquidity
Liquidity
Free Cash Flow*
(in millions)
2004 2005 2006 2007 2008
$287
$253
$235
$61
$185
* Free cash flow and net debt are non-GAAP measures.  Free cash flow is calculated as net cash from operating activities plus stock option proceeds less net capital expenditures.  Net debt is calculated as total debt less cash per the balance sheet.  Refer to the company’s earnings releases filed with the
SEC for further details.
• 2008 highlights:
$185 million in free cash flow
Asset proceeds of $128 million
Reduced net debt* by $140 million
$325 million of cash at 12/31/08
• 2009 expectations:
Another $100 million of excess
property proceeds
Significant sale/leaseback
transactions, including more than
$270 million finalized or under
contract
• No significant debt maturities until
April 2010
Even in a
recession we
can generate
positive cash

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Capital Expenditures
Capital Expenditures
• 2009 cap ex significantly less due
to integration
Older equipment in process of
being removed, enhancing
average age of fleet
• After $100 million of expected
asset proceeds, net cap ex around
$30 million
• We will continue to evaluate the
appropriate balance between
leasing opportunities and
purchases
Gross Capital Expenditures
(in millions)
2005 2006 2007 2008 2009E
$378
$394
$249*
$130
$305
*Includes $87 million financed through lease arrangements

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Recent Bank Amendment
Recent Bank Amendment
• Finalized on February 12 with support of entire lending group
• Covers revolving credit facility and ABS facility
• Lenders are supportive given our “self-help” steps
Improvements are entirely based on our internal actions
We did not assume any economic improvement in our projections
• Amendment does not require us to implement certain actions or preclude us from completing our planned initiatives
• Provides direction as to the use of proceeds
Balances operating cash and debt pay down, as reflected on the following slide

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Potential Liquidity
Transactions YRCW Retains Bank Debt Repayment
NAT
$150
Captive
$160
Next $300
of Asset
Sales
Next $200
of Asset
Sales Company Retains 25%
Company Retains 50%
Company Retains 100%
Company Retains 100%
$810
$150
$160
$150
$50
$510
$150
$150
$300
(in millions)
=
Liquidity & Debt Pay Down
Liquidity & Debt Pay Down
• Reasonable balance that should provide sufficient liquidity to implement our planned actions while also reducing debt.
+

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Financial Covenants/Interest
Financial Covenants/Interest
• Financial Covenants
No leverage ratio or minimum interest coverage until first quarter 2011
Minimum cumulative EBITDA starting 2nd quarter 2009
• Minimum $45 million in 2nd quarter; we expect $60 million of D&A
• No earnings covenant in the 1
st
quarter 2009
Maximum capital expenditures of $150 million in 2009
• Well within our guidance of around $130 million
Minimum liquidity of $100 million measured on a 5-day rolling average
• Primarily comprised of cash on hand and availability under facilities
• Interest & Fees
Rates are inline with recent market trends; all in about 10%
Currently expect annual interest expense of $140 - $150 million, excluding sale and financing leasebacks
Continually evaluate capital structure as credit markets improve

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Summary
Summary
• We feel good about the bank amendment and the flexibilities it provides to help us manage through the recession
• Recent assessments by “insiders” support management’s conviction
Our lending group confirmed their support with the recent amendment
Our external auditors issued a clean opinion in our 10K filed with the SEC on March 2
S&P revised its outlook from developing to positive on February 17
• Despite the continued downturn in the economy, YRC has unique levers to enhance its market position and improve its financial condition
Most notably, the integration of Yellow and Roadway
• Continued focus on YRC Regional opportunities to improve growth and further efficiencies
• YRC Logistics remains focused on global growth with an emphasis in China
• We expect to be well positioned when the economy improves

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Forward-Looking Statements
Forward-Looking Statements
•
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “should,” “anticipate,” “expect,” “can,” “will,” and similar expressions are intended to identify forward-looking statements. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from the combination of sales, operations and networks of Yellow Transportation and Roadway, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company's reports filed with the Securities and Exchange Commission (the “SEC”), including the company's Annual Report on Form 10-K for the year ended December 31, 2008.
•
The company’s expectations regarding the impact of, and its operating income and service improvements due to, the integration of Yellow Transportation and Roadway, and enhancements to the Regional transportation networks, and the timing of achieving that improvement could differ materially from those projected in such forward-looking statements based on a number of factors, including (among others) the factors identified in the immediately preceding paragraphs, the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans, the need to spend additional capital to implement cost reduction opportunities, including
(without limitation) to terminate, amend or renegotiate prior contractual commitments, the accuracy of the company’s estimates of its spending requirements, changes in the company’s strategic direction, the need to replace any unanticipated losses in capital assets, approval of the affected unionized employees of changes needed to complete the integration under the company’s union agreements, the readiness of employees to utilize new combined processes, the effectiveness of deploying existing technology necessary to facilitate the combination of processes, the ability of the company to receive expected price for its services from the combined network and customer acceptance of those services.
•
The company’s expectations regarding the savings to be generated from compensation and benefit reductions taken by both union and non-union employees are only its expectations regarding this matter.  Actual savings generated will depend on the actual number of employees working, which, in turn, is dependent on business volumes and needs.
•
The company’s expectations regarding having sufficient liquidity are only its expectations regarding this matter. Actual liquidity levels will depend upon the company’s operating results, the timing of its receipts and disbursements, the company’s access to credit facilities or credit markets, cash received as a result of asset dispositions, capital market transactions, such as opportunistically repurchasing additional portions of the company’s outstanding notes using company common stock, equity issuance transactions or new debt offerings to refinance existing debt, the company’s cash needs to fund operations, any cash funding needs for bank amendments and related restructuring activities and any collateral requests from third parties such as insurers, state workers compensation departments and vendors.
•
The company’s expectations regarding future asset dispositions and sale and leasebacks of real estate are only its expectations regarding this matter.  Actual dispositions will be determined by the availability of capital and willing buyers and counterparties in the market and the outcome of discussions to enter into and close any such transactions on negotiated terms and conditions.
•
The company’s expectations regarding its gross capital expenditures are only its expectations regarding these items.  Actual expenditures could differ materially based on a number of factors, including (among others) the factors identified in the preceding paragraphs.
•
The company’s expectations regarding its interest expense are only its expectations regarding this expense.  Actual interest expense could differ based on a number of factors, including (among others) the company’s revenue and profitability results and the factors that affect revenue and profitability results (including the risk factors that are from time to time included in the company’s reports filed with the SEC, including the company’s annual report on Form 10-K for the year ended December 31, 2008), the amount and character of, and the interest rate on, the company’s outstanding debt and any financings the company may enter into in the future.
•
The company’s expectations regarding its depreciation and amortization expense are only its expectations regarding this expense.  Actual depreciation and amortization expense could differ based on the company’s actual asset levels.